Scudder Investments(SM)
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-------------------------
SECTOR/SPECIALITY
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Scudder Choice Series:

  Scudder Financial
  Services Fund
  Fund #350

  Scudder Health Care
  Fund
  Fund #352

  Scudder Technology
  Fund
  Fund #351








Semiannual Report
November 30, 1999



Three no-load funds, each of which seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Series' President

                     Scudder Financial Services Fund
                       6   Portfolio Management Discussion
                      10   Performance Update
                      12   Portfolio Summary
                      14   Investment Portfolio

                     Scudder Health Care Fund
                      16   Portfolio Management Discussion
                      21   Performance Update
                      23   Portfolio Summary
                      25   Investment Portfolio

                     Scudder Technology Fund
                      28   Portfolio Management Discussion
                      33   Performance Update
                      35   Portfolio Summary
                      37   Investment Portfolio

                      40   Financial Statements
                      45   Financial Highlights
                      48   Notes to Financial Statements
                      54   Officers and Trustees
                      55   Investment Products and Services
                      57   Scudder Solutions

Scudder Choice Series

--------------------------------------------------------------------------------
Scudder Financial Services Fund    ticker symbol SCFSX        fund number 350
Scudder Heatlh Care Fund           ticker symbol SCHLX        fund number 352
Scudder Technology Fund            ticker symbol SCUTX        fund number 351
--------------------------------------------------------------------------------

Date of                   o        Scudder Financial Services Fund provided a
Inception --                       total return of -3.68% for the six months
                                   ended November 30, 1999. Financial stocks
Scudder Financial                  posted anemic returns for most of the period
Services Fund:                     due to a difficult interest rate environment
11/3/97                            and a litany of company- and
                                   industry-specific difficulties.
Scudder Health
Care Fund:                o        Scudder Health Care Fund returned 7.97% for
3/2/98                             the six-month period ended November 30,
                                   1999. While large-cap pharmaceutical stocks
Scudder Technology                 were hurt by continued concerns over
Fund:                              Medicare legislation, management found
3/2/98                             attractive opportunities in small caps and
                                   biotech stocks.

                          o        Scudder Technology Fund posted a return of
Total Net Assets as                68.45% for the six months ended November 30,
of 11/30/99 --                     1999. Tech stocks led the market higher
                                   throughout the second half of the year as
Scudder                            investors focused on the wide variety of
Financial                          investment opportunities that are arising
Services Fund:                     from the growth of the Internet.
$27.3 million

Scudder Health
Care Fund:
$47.1 million

Scudder
Technology
Fund:
$316.6 million

Letter from the Series' President

Dear Shareholders,

Scudder is pleased to present the combined annual report for the Scudder Choice Series, which includes Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. The Choice Series is designed for investors who wish to gain exposure to specific areas of the stock market. While such investments tend to have a higher level of risk due to their concentrated nature, they can also provide significant return potential for investors with longer term time horizons.

Of the three sectors represented in the Choice Series, technology provided the strongest performance. In an environment that favored growth stocks, investors poured assets into companies that stand to take advantage of the explosive growth of the Internet. The rally has extended beyond the Internet companies themselves to software, hardware, and chip companies whose business models are based on the `Net. Despite the strong upward move in the sector, management continues to find a wealth of individual companies with considerable potential. Exciting opportunities can also be found in the health care sector, where fund management has increased its positions in biotechnology, small cap pharmaceuticals, and medical device companies. Financial stocks provided the weakest performance of the three sectors, but Congress' repeal of the Glass-Steagall Act may set the stage for a new round of industry consolidation. For more information on where the management of the Choice Series funds sees opportunities in 2000 and beyond, please turn to the Portfolio Management Discussions that begin on page 6.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Choice Series, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Choice Series' team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Choice Series. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,
/s/Lynn S. Birdsong
Lynn S. Birdsong
President, Scudder Choice Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 1999
Scudder Financial Services Fund

In the following interview, co-lead portfolio managers Thaddeus Paluszek and Peter Taylor discuss Scudder Financial Services Fund's strategy and the market environment in the six-month period ended November 30, 1999.

Q: Financial stocks continued to lag the broader market over the most recent reporting period. What are some of the factors behind the sector's underperformance?

A: The primary cause for the weakness in financials was the unfavorable interest rate environment. As investors became increasingly wary of the potential inflationary effects of the booming U.S. economy, the yield on the benchmark 30-year Treasury issue rose from 5.83% on May 31 to a high of 6.38% on October
26. The Federal Reserve raised short-term interest rates on three separate occasions during the period, and investors remained concerned that booming equity prices and a tight labor market may force the Fed to move again in 2000. Since financial stocks are particularly sensitive to interest rate sentiment, the ongoing threat posed by the continued strength of the domestic economy dampened the sector's performance throughout most of the period.

Several of the subsectors within the financial group also suffered from industry-specific concerns. Bank stocks were subject to several high-profile earnings disappointments, with the most notable being those issued by companies involved in recent mergers, such as First Union and BANK ONE. In the insurance group, a poor pricing environment continued to take a toll on the property and casualty sector, while life insurance companies were hurt by slowing asset flows into variable annuity products. The mortgage funding area also experienced significant weakness due to narrowing loan spreads.

The news for financial stocks was not all bad, however. In mid-October, Congress passed a financial services reform bill that effectively repealed the Glass-Steagall Act. The financial sector subsequently rallied on the expectation that a new round of consolidation will result from this important shift in the regulatory environment. A drop in interest rates added fuel to this rebound, and many downtrodden issues retraced a large portion of the losses they had incurred over the previous six months.

Q: How did the fund perform in this environment?

A: Over the six months ended November 30, the fund produced a total return of -3.68%, which trailed the -2.11% return of its unmanaged benchmark, the S&P Financial Index. We believe that the primary cause for the underperformance was the fact that compared to the Index, we hold relatively smaller positions in the types of global blue chip names that have performed so well in 1999. While we do hold a large percentage of assets in companies like American International Group
(AIG) and American Express, we are not able to match the index weightings without jeopardizing fund diversification. Instead, we focus on the fact that we beat the -3.81% return of funds in the financial services category, as calculated by Lipper Analytical Services.

Q: How would you characterize your strategy over the last six months?

A: We remain committed to our research-driven, bottom-up approach. We believe that over time, companies with attractive brand franchises, identifiable competitive advantages, favorable growth prospects, and attractive valuations will outperform the companies that lack these qualities. We employ intensive fundamental analysis not only to uncover potential buy candidates that fit these criteria, but also to identify existing holdings whose fundamentals may be in the early stages of deterioration. This approach is reflected in the portfolio shifts that we made in the last six months. In the midst of a negative interest rate environment, we focused on higher conviction names that we felt had a high probability of meeting or beating their earnings estimates. At the same time, we aggressively trimmed stocks where our investment themes were beginning to lose steam.

This approach has led us to underweight bank stocks, which remain vulnerable to earnings disappointments as a number of companies exit business lines and/or reorient their business mixes. While we believe that this process will be a long-run positive for the sector, it could have a negative impact on revenues in the near term. We also benefited from an overweight position in consumer finance stocks, which were helped by the continued strength of the economy. On the down side, our overweight position in insurance stocks was detrimental to performance. We remain committed to our position in this sector, however, since the fundamentals are strong and the potential upside that should accompany an improvement in the pricing environment would be significant. For this reason, we added to the fund's holdings in the insurance area over the final six weeks of the period.

Q: What are some individual companies that you find attractive here?

A: The fund's top performers have generally been its large-cap, blue chip holdings, and we continue to see some excellent opportunities in this area. For example, Chase Manhattan Corp. -- the fund's number four holding -- has produced effective execution in its role as a broad-based financial services provider. In addition to gaining market share in its debt business, the company has built its consumer and global service organizations into strong complements to its core operations. Chase also acquired Hambrecht & Quist, a move that we view as being a strong step toward filling out its range of offerings. Chase has also capitalized on opportunities in Europe and the trend toward modernization on a global basis, which is consistent with its longstanding success in global operations. The stock has been in a trading range for most of 1999, but we feel that its strong management and favorable business mix will allow it to overcome the weakness in the broader banking sector.

In the insurance area, we continue to like AIG. Its dominant business is property and casualty insurance, but it also generates significant profits from life insurance and financial services. The benefit of such broad diversification is that even when the P&C industry is out of favor, the company has still been able to post solid earnings growth. AIG is a unique, well-managed company that we believe is deserving of a premium multiple due to its consistent earnings. We are also optimistic on the outlook for AFLAC, which, like AIG, has provided consistent, above-average earnings growth over time. In our view, AFLAC has done extraordinarily well given that 80% of its revenues come from Japan, which has suffered from a difficult economic environment for several years. We believe that the improving backdrop in Japan will provide a boost to earnings going forward, which in turn should support a higher multiple.

Q: What is your outlook for the financial sector?

A: We remain optimistic on the outlook for the sector. Financials have been ignored this year as investors have focused on growth stocks at the expense of value names. Still, there are a number of companies in the sector that are selling at cheap valuations despite their strong earnings positions. Credit spreads are tightening, the demand for funds in the corporate sector remains high, and the pricing environment for insurance companies appears to be on the verge of improvement. While we believe that investors will continue to focus on interest rates in the near term, it is only a matter of time before the sector's strong underlying fundamentals are recognized by the market. It has been a long time since everything has come together at once for the financial sector, but the events of October and November -- when sentiment was boosted by falling interest rates and the financial services legislation -- provides an illustration of the group's potential upside. Consequently, we intend to maintain a patient, long-term approach, so that we may be positioned to capitalize on what we believe is the inevitable revival in financials.

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 1999
Scudder Financial Services Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


           Scudder Financial
             Services Fund    Russell 1000 Index*  S&P Financial Index*

11/97**          10000               10000               10000
 2/98            11208               10970               11161
 5/98            11650               11347               11702
 8/98             9398                9850                9385
11/98            11273               12004               11466
 2/99            11363               12765               12108
 5/99            11686               13468               12677
 8/99            10801               13550               11814
11/99            11256               14371               12410


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                                  Average
Period ended 11/30/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Financial Services Fund
--------------------------------------------------------------------------------
1 year                        $  9,984                -.16%               -.16%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,471               14.71%               6.84%
--------------------------------------------------------------------------------
S&P Financial Index*
--------------------------------------------------------------------------------
1 year                        $ 10,824                8.24%               8.24%
--------------------------------------------------------------------------------
Life of Fund**                $ 12,410               24.10%              11.40%
--------------------------------------------------------------------------------
Russell 1000 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,120               21.20%              21.20%
--------------------------------------------------------------------------------
Life of Fund**                $ 14,744               47.44%              20.59%
--------------------------------------------------------------------------------

* The Russell 1000 Index is an unmanaged capitalization-weighted measure of approximately 1000 small U.S. stocks. The Standard and Poor's (S&P) Financial Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on November 3, 1997. Index comparisons begin November 30, 1997.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER FINANCIAL SERVICES FUND TOTAL RETURN (%) AND S&P FINANCIAL INDEX* TOTAL RETURN (%)

                                 Yearly periods ended November 30

                                  1997**  1998   1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                         1.92   12.73   -.16
--------------------------------------------------------------------------------
Index Total
Return (%)                         3.95   14.66   8.24
--------------------------------------------------------------------------------
Net Asset
Value ($)                         12.23   13.76  13.61
--------------------------------------------------------------------------------
Income
Dividends                            --     .03    .03
($)
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                  --      --    .09
--------------------------------------------------------------------------------

* The Standard and Poor's (S&P) Financial Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on November 3, 1997. Index comparisons begin November 30, 1997.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               November 30, 1999
Scudder Financial Services Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                       Management seeks to
                                                  remain fully invested in
                                                    equities at all times.
Equity Holdings            100%
------------------------------------
                           100%
------------------------------------







--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                               The fund's weighting in
                                               banks has been reduced,
                                                 while its position in
                                                  insurance stocks has
                                                            increased.
Banks                       33%
Insurance                   31%
Consumer Finance            21%
Other Financial Companies   12%
Asset Management             2%
Investment Services          1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(59% of Portfolio)                                      Management has increased
                                                             its holdings in the
 1.  American International Group, Inc.                   stocks in which it has
     Major international insurance holding company          the highest level of
                                                                     conviction.
 2.  Citigroup, Inc.
     Diversified financial services company

 3.  Bank of America Corp.
     Bank

 4.  Chase Manhattan Corp.
     Commercial bank

 5.  Federal National Mortgage Association
     Insurer and holder of mortgage loans

 6.  American Express Co.
     Travel and investment services, insurance, banking

 7.  Northern Trust Corp.
     Commercial banking and personal/corporate fiduciary services

 8.  Cigna Corp.
     Provider of insurance, health care benefits, pension management and related financial services

 9.  Wells Fargo Co.
     Provider of banking, insurance and consumer finance

10.  AMBAC Financial Group, Inc.
     Insurer of municipal bonds






For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                          Shares     Value ($)
--------------------------------------------------------------------------------

Scudder Financial Services Fund

--------------------------------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------------------------------

 Banks 32.8%

 Bank of America Corp. .................   36,934   2,160,637
 Chase Manhattan Corp. .................   24,400   1,884,900
 First Tennessee National Corp. ........   17,500     575,313
 FleetBoston Financial Corp. ...........   18,002     680,701
 Imperial Bancorp* .....................   13,392     321,408
 North Fork Bancorporation, Inc. .......   23,300     468,913
 Northern Trust Corp. ..................   10,900   1,055,256
 US Bancorp ............................   23,200     793,150
 Wells Fargo Co. .......................   19,200     892,800
                                                   ----------
                                                    8,833,078
                                                   ----------
 Insurance 30.5%

 AFLAC, Inc. ...........................   12,400     593,650
 AMBAC Financial Group, Inc. ...........   16,300     888,350
 American International Group, Inc. ....   26,225   2,707,731
 Aon Corp. .............................    8,100     289,069
 Cigna Corp. ...........................    8,300     682,675
 MBIA, Inc. ............................    5,800     290,000
 Marsh & McLennan Companies, Inc. ......    3,700     290,913
 Nationwide Financial Services, Inc. "A"   23,200     833,750
 St. Paul Companies, Inc. ..............   11,100     335,081
 Travelers Property Casualty Corp. "A" .   14,900     496,356
 XL Capital Ltd. "A" ...................   15,811     806,361
                                                   ----------
                                                    8,213,936
                                                   ----------
 Consumer Finance 21.1%

 American Express Co. ..................    9,200   1,392,075
 Associates First Capital Corp. ........   25,800     857,850
 Citigroup, Inc. .......................   42,450   2,286,994
 Household International, Inc. .........   19,400     767,513
 SLM Holding Corp. .....................    7,400     366,763
                                                   ----------
                                                    5,671,195
                                                   ----------
 Other Financial Companies 12.2%

 CIT Group, Inc. .......................   11,200     232,400
 Charter One Financial, Inc. ...........   13,230     286,926
 Federal Home Loan Mortgage Corp. ......   17,000     839,375




    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Federal National Mortgage Association ...................       25,500   1,698,938
 TD Waterhouse Group, Inc.* ..............................       13,500     237,094
                                                                         ----------
                                                                          3,294,733
                                                                         ----------
 Asset Management 2.2%

 Federated Investors, Inc. "B" ...........................       33,500     596,719
                                                                         ----------
 Investment Services 1.2%

 Lehman Brothers Holdings, Inc. ..........................        4,200     320,773
                                                                         ----------

------------------------------------------------------------------------------------
Total Common Stocks (Cost $24,141,461)                                   26,930,434
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $24,141,461) (a)              26,930,434
------------------------------------------------------------------------------------

*        Non-income producing security.

(a) The cost for federal income tax purposes was $24,146,242. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $2,784,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,088,357 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,304,165.

         During the six months ended November 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $3,000,867 and $8,189,386, respectively.



    The accompanying notes are an integral part of the financial statements.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 1999

Scudder Health Care Fund

In the following interview, lead portfolio manager James E. Fenger discusses Scudder Health Care Fund's strategy and the market environment in the six-month period ended November 30, 1999.

Q: The primary story in the health care sector over the last six months has been the underperformance of the large-cap pharmaceutical stocks. What was the cause of the weakness in the group?

A: The issues surrounding the drug stocks are essentially the same as those we discussed in the last report. Most important, investors remain concerned that Congress will approve a Medicare drug benefit. The conventional wisdom says that if such a law were to pass, the government would likely take a more active role in pharmaceutical pricing. This, in turn, would act as a drag on the earnings of the companies in this sector. We are not particularly concerned about this issue from a long-term perspective, but it is likely that the sector's performance will continue to suffer until a final resolution is reached. We think that the question of the drug benefit, which has weighed on the sector for the last 6-9 months, will continue to affect performance well into the coming year.

When we last spoke in May, I also cited the strength of the economy as being a negative for drug stocks. Growth has accelerated since then, and GDP is now expected to expand at least 4% in 1999. As a result, there has been no need for investors to seek shelter in sectors -- like the pharmaceuticals -- whose earnings tend to have a low correlation with the direction of the economy. Money has flowed out of the group in favor of other sectors, particularly technology. Most drug stocks continue to produce strong earnings growth, but it will be difficult for them to mount a sustainable rally until these issues have dissipated.

Q: How did you respond to this development?

A: We have increased our weightings in subsectors that offer attractive growth characteristics and are less exposed to the negative psychology and political issues facing the large pharmaceutical stocks. These opportunities include the biotechs, life science discovery and instrumentation companies, specialty pharmaceuticals, and selected medical device companies. In order to fund these more attractive alternatives, we gradually trimmed our position in large-cap domestic drug names from 37% of assets on May 31 to 25.5% at the end of November. In contrast, we increased our weighting in biotechnology, drug discovery, and life science instrumentation companies from 8% of net assets on May 31 to 26% on November 30.

The biotechnology and drug discovery group is a very dynamic subsector that benefits from strong new product flow and an explosion in new discovery techniques deployed by the pharmaceutical industry. A number of the more mature companies have either launched new products that have exceeded expectations or are in the latter stages of the approval process. We primarily look to invest in companies with these characteristics, as there is less risk of failure and significant growth potential over a 12-24 month horizon as the company moves toward profitability. Conversely, we seek to avoid more speculative companies that are further away from profitability.

As a subset of our biotech holdings, the life science instrumentation companies represent another profitable area for investment. The pharmaceutical and biotech companies, along with academia, are spending an increasing amount on life science research. New discovery techniques, such as genomics, will generate an explosion in the numbers of potential targets that can be analyzed and screened for new drugs and therapeutic proteins. This process requires specialized equipment and reagents. We are anticipating 15% annual growth in the R&D budgets of the pharma/biotech firms over the next few years as the pressure to produce a greater number of blockbuster drugs intensifies. We now own several names in this area, including PE Corp-PE Biosystems, a leader in DNA sequencing and analysis, and Affymetrix, a developer of chip-based genes that can be used for both research and diagnostic purposes.

Similar to the biotechs, the specialty pharmaceutical subsector also provides a wealth of companies that are exploiting niche opportunities. Many of the companies benefit from drug delivery technologies and generic opportunities that will become increasingly important as the larger companies face major patent expirations early in the next decade. Valuation parameters among many of the specialty companies are also quite compelling. We now hold 12% in this sector, up from 8% on May 31.

Q: What were some other interesting companies that you have found in these sectors?

A: In the biotech sector, one of our favorite companies is QLT PhotoTherapeutics, which has developed a therapy for the excessive growth of blood vessels in the retina, a condition known as macular degeneration. This condition, which is a leading cause of eyesight loss in older people, has no current treatment. QLT has devised a non-invasive treatment that involves the injection of a light-sensitive drug into the bloodstream in combination with laser therapy. The drug has received a unanimous positive review by the FDA, and is likely to be on the market in early 2000.

We are also enthusiastic about Genentech, a leading biotech company that stands to benefit from the development of numerous new therapeutic proteins. We feel that its most interesting opportunities are in the oncology area, where it has launched a targeted antibody with minimal toxicity for non-Hodgkin's lymphoma. Previously, the only treatment for this condition was chemotherapy, which is modestly beneficial and is highly toxic to healthy cells as well as to cancer cells. Another targeted antibody for use in breast cancer treatment disrupts a genetic pathway that is related to tumor growth in approximately one-third of breast cancer patients. A third Genentech product that just moved into the final stage of development is one that treats cancer by blocking blood vessel growth and starving the tumor of nourishment. Based on the underlying sales trends of Genentech's oncology franchise, along with other new opportunities in cardiovascular and respiratory medicine, we believe that the stock has significant upside from its current levels.

In the life science instrumentation and reagent group, we find PE Corp-PE Biosystems to be particularly compelling. PE Corp-PE Biosystems has developed gene-sequencing equipment that is currently being used to explore and analyze the human genome. We view the company as a lower-risk way of participating in the growth of genomics, since it supplies all the major players in the drug discovery field without taking any specific product development risk. We also like Waters, a leading manufacturer of instruments and reagents used by pharmaceutical and biotech companies to identify new drugs and proteins and ensure the purity and potency of existing drugs. The stock has come down from its highs in recent months, which in our view represents an opportunity since its fundamental growth story remains intact.

Q: How did the fund perform over the period?

A: For the six months ended November 30, Scudder Health Care Fund returned 7.97%, which beat the 7.39% return of the S&P 500. We attribute the fund's outperformance to strong individual stock selection and our decision to move into high-growth areas -- such as drug discovery companies and biotechs -- at the expense of large-cap pharmaceuticals.

Q: What is your outlook for the health care sector?

A: The long-term themes that we have been talking about since the fund's inception remain in place, and in our view will be the drivers of the strong long-term growth we expect from the sector. Demographic trends, industry consolidation, cooperation among companies in new product development, and the explosive growth of genomics should all provide a fundamental underpinning for the health care sector. We believe that our positioning in high-growth areas such as biotech will allow the fund to capitalize on these trends going forward. For this reason, we encourage investors to remain focused on the long term during the times when health care stocks are underperforming the broader market.

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 1999

Scudder Health Care Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

         Scudder Health
            Care Fund             S&P 500 Index*       Russell 2000 Index*

   3/98**    10000                    10000                   10000
   5/98       9734                     9927                    9513
   8/98       8380                     8744                    7059
  11/98      10145                    10670                    8338
   2/99      10749                    11390                    8245
   5/99      10419                    12014                    9257
   8/99      11031                    12225                    9062
  11/99      11249                    12902                    9644


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                  Average
Period ended 11/30/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Health Care Fund
--------------------------------------------------------------------------------
1 year                        $ 11,088               10.88%              10.88%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,633               16.33%               9.04%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,092               20.92%              20.92%
--------------------------------------------------------------------------------
Life of Fund**                $ 12,902               29.02%              16.50%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                        $ 11,566               15.66%              15.66%
--------------------------------------------------------------------------------
Life of Fund**                $  9,644               -3.56%              -2.15%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 (S&P) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER HEALTH CARE FUND TOTAL RETURN (%) AND
S&P 500 INDEX* TOTAL RETURN (%)

                                     Yearly periods ended November 30
                                         1998**  1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                 4.92  10.88
--------------------------------------------------------------------------------
Index Total
Return (%)                                12.33  20.92
--------------------------------------------------------------------------------
Net Asset
Value ($)                                 12.59  13.95
--------------------------------------------------------------------------------
Income
Dividends
($)                                          --     --
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                          --     --
--------------------------------------------------------------------------------

* The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March
   31, 1998.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              November 30, 1999
Scudder Health Care Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                      Management seeks to
                                                 remain fully invested in
                                                   equities at all times.
Equity Holdings            100%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                     The fund's weighting in
                                                           biotechnology has
                                                        increased from 8% of
                                                     market value on May 31.
Pharmaceuticals:
  U.S. Major Pharmaceuticals   27%
  Speciality Pharmaceuticals   12%
  International Pharmaceuticals 8%
Biotechnology                  26%
Medical Supply & Speciality    12%
Health Industry Services       10%
Diversified Manufacturing       3%
Hospital Management             2%
------------------------------------
                              100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(37% of Portfolio)                                    The presence of Alpharma
                                                                     and Shire
  1.     Warner-Lambert Co.                             Pharmaceuticals in the
         Drugs, toiletries and food products                  top ten holdings
                                                         reflects management's
  2.     Johnson & Johnson                                  increased focus on
         Health care products                                        specialty
                                                              pharmaceuticals.
  3.     Cardinal Health, Inc.
         Distributor of pharmaceutical-related products and services

  4.     Baxter International Inc.
         Manufacturer and distributor of hospital and laboratory products and services

  5.     American Home Products Corp.
         Diversified pharmaceutical company

  6.     Bristol-Myers Squibb Co.
         Diversified pharmaceutical and consumer products company

  7.     Amgen Inc.
         Biotech developer of pharmaceuticals

  8.     Shire Pharmaceuticals Group plc
         Specializes in marketing, licensing and
         developing prescription medicines

  9.     Alpharma Inc.
         Manufacturer and marketer of human pharmaceutical and animal health products

 10.     Merck & Co., Inc.
         Drug manufacturer





For more complete details about the Fund's investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                    Shares       Value ($)
--------------------------------------------------------------------------------

Scudder Health Care Fund

--------------------------------------------------------------------------------
Common Stocks 99.9%
--------------------------------------------------------------------------------

 Biotechnology 26.2%

 Affymetrix, Inc.* ...............    2,800      274,400
 Alexion Pharmaceuticals, Inc.* ..   37,400      652,163
 Alkermes, Inc.* .................    8,200      348,500
 Amgen Inc.* .....................   32,800    1,494,450
 Biogen, Inc.* ...................   14,200    1,037,488
 Enzon, Inc.* ....................   20,300      685,125
 Genentech, Inc.* ................   15,400    1,322,475
 IDEC Pharmaceuticals Corp.* .....    2,100      266,175
 Immunex Corp.* ..................    5,000      354,375
 MedImmune, Inc.* ................   11,700    1,406,194
 Millennium Pharmaceuticals, Inc.*    4,200      408,844
 PE Corp-PE Biosystems Group .....   13,400    1,093,775
 QLT PhotoTherapeutics Inc.* .....   27,500    1,231,678
 Transkaryotic Therapies, Inc.* ..    8,400      385,875
 Triangle Pharmaceuticals, Inc.* .    9,300      182,513
 Waters Corp.* ...................   21,400    1,048,600
                                             -----------
                                              12,192,630
                                             -----------
 Health Industry Services 10.4%

 Cardinal Health, Inc. ...........   36,400    1,904,169
 Cigna Corp. .....................    8,300      682,675
 IMS Health Inc. .................   24,100      567,856
 Medical Manager Corp.* ..........   12,300      744,919
 United Healthcare Corp. .........    9,100      472,631
 Wellpoint Health Networks Inc.* .    7,900      454,744
                                             -----------
                                               4,826,994
                                             -----------
 Hospital Management 2.3%

 Columbia/HCA Healthcare Corp. ...   39,700    1,081,825
                                             -----------

 Medical Supply & Specialty 11.8%

 Baxter International Inc. .......   28,800    1,945,800
 C.R. Bard, Inc. .................    4,200      228,113
 Medtronic Inc. ..................   33,240    1,292,205

    The accompanying notes are an integral part of the financial statements.

                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Stryker Corp. .......................        9,500      540,906
 Synthes-Stratec Inc.* ...............          668      260,675
 VISX Inc.* ..........................       15,600    1,209,975
                                                     -----------
                                                       5,477,674
                                                     -----------
 Pharmaceuticals 46.5%

 Allergan, Inc. ......................       14,100    1,387,088
 Alpharma Inc. .......................       44,600    1,427,200
 American Home Products Corp. ........       36,500    1,898,000
 Atlanta AG ..........................        5,900      424,820
 Bristol-Myers Squibb Co. ............       20,800    1,519,700
 Celgene Corp.* ......................        2,600      156,000
 Chugai Pharmaceutical Co., Ltd. .....       18,000      196,193
 Eli Lilly & Co. .....................        7,700      552,475
 Forest Laboratories, Inc.* ..........       22,900    1,172,194
 Fujisawa Pharmaceutical Co. .........       12,000      324,340
 Glaxo Wellcome plc (ADR) ............       12,900      766,744
 Johnson & Johnson ...................       19,900    2,064,625
 King Pharmaceuticals, Inc.* .........        6,300      290,588
 Merck & Co., Inc. ...................       18,100    1,420,850
 Pfizer, Inc. ........................       11,700      423,394
 Pharmacia & Upjohn, Inc. ............       15,600      853,125
 Rhone-Poulenc S.A. "A" (ADR) ........       10,600      652,563
 Roche Holding AG ....................        3,300      398,475
 Schering-Plough Corp. ...............       19,300      986,713
 Shire Pharmaceuticals Group plc* ....       48,400    1,485,275
 SmithKline Beecham plc (ADR) ........        4,900      325,850
 SSL International plc ...............       17,000      171,064
 Takeda Chemical Industries, Ltd. ....        3,000      177,180
 Warner-Lambert Co. ..................       23,700    2,125,594
 Yamanouchi Pharmaceutical Co., Ltd. .       10,000      436,574
                                                     -----------
                                                      21,636,624
                                                     -----------
 Diversified Manufacturing 2.7%

 Tyco International Ltd. .............       31,200    1,249,950
                                                     -----------

Total Common Stocks (Cost $38,167,909)                46,465,697


    The accompanying notes are an integral part of the financial statements.

                                                              Shares    Value ($)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Purchased Options 0.1%
------------------------------------------------------------------------------------

 Miscellaneous

 VISX, Inc., strike price 75, expires 12/18/1999,
    (Cost $54,490) ........................................      80         40,000

Total Investment Portfolio -- 100.0% (Cost $38,222,399) (a)             46,505,697

*        Non-income producing security.

(a) The cost for federal income tax purposes was $38,252,755. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $8,252,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,307,602 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,054,660.

         During the six months ended November 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $22,615,261 and $26,563,828, respectively.


    The accompanying notes are an integral part of the financial statements.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 1999

Scudder Technology Fund

In the following interview, lead portfolio manager Brooks Dougherty discusses Scudder Technology Fund's strategy and the market environment in the six-month period ended November 30, 1999.

Q: In the past six months, we have witnessed an explosive rally in technology shares. What have been the driving forces behind this rally?

A: The rally in techs has been sparked by two key elements: improving fundamentals and wildly positive investor psychology. The growth of the Internet has helped boost the earnings of a wide range of companies in telecommunications, semiconductors, software, and hardware. As company after company has blown away their earnings estimates, their p/e multiples have risen in kind. This, in turn, has fueled a massive inflow of liquidity into the sector from both individual and institutional investors, perpetuating the virtuous cycle.

The market's preference for technology stocks is illustrated by the recent performance of the tech-heavy Nasdaq average. After closing at 2,688 on October 19, the index rose to 3,336 by November 30, putting its year-to-date advance at almost 53%. In contrast, the year-to-date return for the Dow Jones Industrial Average was 20% on November 30. Tech stocks continued to rally after the close of the reporting period, bringing the Nasdaq within range of 4,000 by year-end. Unlike previous run-ups, this most recent rally was not just confined to high-profile large caps like Microsoft and Cisco Systems. While many of the largest tech companies provided strong performance, most actually trailed the sector's average because so many small caps produced triple-digit returns. A number of IPOs also made headlines with enormous first-day gains, typifying the excitement that captured the period.

Q: How has the fund performed in this environment?

A: The fund produced a total return of 68.45% for the six-month period ended November 30, 1999, and 139.75% for the one-year period ended on the same date. In contrast, the fund's unmanaged benchmark -- the Russell 2000 Technology Index -- rose 52.47% and 79.77%, respectively, over the same periods. The fund also performed well with respect to its peer group. According to Lipper Analytical Services, the fund finished in the top 18th percentile of technology funds over the six months ended November 30, and in the top 20th percentile over the twelve-month period.^1 We believe that these performance numbers reflect the value of a research- intensive investment process. We held positions in a number of stocks that benefited from upward earnings revisions, as well as many that blew away their earnings estimates. This doesn't happen by accident -- strong stock selection is the result of on-the-ground research and the many hours we spend interviewing buyers, suppliers, and others with their fingers on the pulse of the industry.

Q: How has the runup in tech stocks affected the various subsectors that you follow?

A: The strongest performing group was networking and communications, which rose 46% over the six months. The Internet group was up 37%, followed by software (36%) and semiconductors (31%). Hardware and IT services both rose, but trailed the tech sector as a whole. In general, the companies most closely linked to the growth of the Internet provided the best performance. Take the software group, for instance, where many companies that are taking advantage of the `Net as a sales channel posted enormous gains in the latter half of `99. Electronic Arts, which announced a tie-up with America Online to provide

^1 Source: Lipper Analytical Services, Inc. Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended November 30, 1999, Scudder Technology Fund's Lipper ranking was 19 out of 106 funds for the six-month period, and 18 out of 91 funds for the one-year period.

electronic gaming over the Internet, rose over 60%. Intuit, which is moving its business to the `Net, was up over 100%, as was VERITAS, which sells storage management software. Other small- to mid-caps that performed well for us in the software group were BEA Systems (which makes application and integration software for e-commerce), Mercury Interactive (web site testing tools), Check Point Software (firewalls), VeriSign (security mechanisms), and Ariba (Internet-based business-to-business purchasing exchange).

The networking area has also produced a number of big winners for the fund, particularly in the small-cap area. Our top holding in this group was QUALCOMM, which started the year as a small cap but grew into a mega-cap by year-end. We also benefited from the gains in three stocks that were direct beneficiaries of the Internet frenzy -- Broadcom Communications Systems, which provides broadband access, JDS Uniphase, a producer of optical networking equipment, and Juniper Networks, which provides high-end routers. Our participation in Juniper's IPO allowed us to ride the stock from its offering price of $34 to its November 30 close of $277 1/8.

Q: Semiconductor stocks also posted excellent performance. How was the fund positioned in that group?

A: We began increasing our position in semis over a year ago on the belief that the combination of decreased production capacity and continued strong demand for personal computers would spark a cyclical upswing in the sector. Our holdings in this group have performed extremely well this year, and we continued to hold 12% of net assets in chipmakers at the end of the period. We have benefited from the strong performance of higher profile names such as Intel, Micron Technology, and Xilinx, but small caps provided the best performance within the semiconductor group. For example, we own shares of QLogic, a leading supplier of fiber channel technology that facilitates high speed connections between host computer systems and their storage subsystems. The company has a strong market position and a one- to two-year lead in producing a technology that is expected to grow at a breakneck pace between now and 2002. Over the six-month reporting period, the stock gained 78%. We also held Cree Research (up 94%), a leader in silicon carbide chips and LED chip products.

Q: Is there a common thread among the various stocks that have done so well for the fund?

A: Yes. As we've said in the past, we look to invest in companies that are poised to exceed their earnings expectations. In technology investing, finding the stocks that will beat their numbers or benefit from upward revisions is the name of the game. What's lost amid all the talk surrounding the valuation levels of tech stocks is the fact that most of the top performers have superior fundamentals, and the sector as a whole is producing incredible earnings growth. As we've seen over the past year, valuations are of significantly lesser importance than the direction of fundamentals -- even richly valued stocks will continue to move higher if they consistently beat their earnings estimates. We believe companies that develop profitable niches by producing disruptive technologies that cannot be easily imitated -- such as QUALCOMM, QLogic, and Juniper Networks -- will be in the best position to increase their earnings over time.

Q: What is your outlook for tech stocks?

A: We expect increased volatility in the year 2000. Investors have been somewhat spoiled by the one-way market of the past few months, but we think that tech stocks are growing increasingly vulnerable to negative surprises and/or profit taking at these levels. That said, we remain bullish on the sector's fundamentals. The upswing in the semiconductor cycle should continue, providing a continued underpinning for stocks in that group. We also see no letup in the growth of the communications and networking group as the buildout of the Internet infrastructure continues. In the software sector, there will likely be a broader-based recovery as traditional companies end their Y2K spending lockdowns and are free to devote their resources to new software implementation. In addition, we see continued opportunities arising in software companies that are configuring their businesses to profit from e-commerce. We are less enthusiastic on the hardware group, which may suffer as the excessive corporate spending that preceded Y2K begins to slow. The Internet sector is harder to gauge because so much of the sector's movement is caused by shifts in investor psychology. We think that the market's patience for money-losing companies will wane as investors begin to insist that companies deliver a business plan that will result in longer-term profitability. Nevertheless, we continue to believe that the dominant companies with the most disruptive business models -- Yahoo!, Amazon, and eBay being our favorites -- will continue to outperform on a long-term basis.

In closing, I'd like to remind investors that the last six months have been an unusual period for the tech sector, and one that is not likely to be repeated right away. We encourage our shareholders to be prepared for volatility in the year ahead, and to remain focused on earnings growth and fundamentals even in periods when tech stocks are not the top performing sector in the market.

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 1999
Scudder Technology Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                              Russell 2000
          Scudder Technology Fund    Russell 2000 Index*    Technology Index*

  3/98             10000                   10000                   10000
  5/98             10058                    9513                    9295
  8/98              8567                    7059                    6634
 11/98             11300                    8338                    9161
  2/99             13892                    8245                    9513
  5/99             16083                    9257                   10801
  8/99             20108                    9062                   12118
 11/99             27092                    9644                   16468


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                                  Average
Period ended 11/30/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Technology Fund
--------------------------------------------------------------------------------
1 year                        $ 23,975              139.75%             139.75%
--------------------------------------------------------------------------------
Life of Fund**                $ 27,092              170.92%              76.86%
--------------------------------------------------------------------------------
Russell 2000 Technology Index*
--------------------------------------------------------------------------------
1 year                        $ 17,977               79.77%              79.77%
--------------------------------------------------------------------------------
Life of Fund**                $ 16,468               64.68%              34.89%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                        $ 10,417                4.17%               4.17%
--------------------------------------------------------------------------------
Life of Fund**                $  9,644               -3.56%              -2.15%
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------



THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER TECHNOLOGY FUND TOTAL RETURN (%) AND
RUSSELL 2000 TECHNOLOGY INDEX* TOTAL RETURN (%)

                                     Yearly periods ended November 30

                                         1998**     1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                13.00    139.75
--------------------------------------------------------------------------------
Index Total
Return (%)                                -8.39     79.77
--------------------------------------------------------------------------------
Net Asset
Value ($)                                 13.56     32.51
--------------------------------------------------------------------------------
Income
Dividends
($)                                          --        --
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                          --        --
--------------------------------------------------------------------------------

* The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               November 30, 1999

Scudder Technology Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                              The fund maintained a
                                               modest cash position
Equity Holdings             92%                  during the period.
Cash Equivalents             8%
------------------------------------
                           100%
------------------------------------






--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)                       In the past six months,
                                                    management has increased
Computer Software           23%                     the portfolio's position
Semiconductors              13%                      in software and trimmed
Miscellaneous Consumer                                       its position in
Services                     8%                              semiconductors.
Electronic Components/
Distributors                 8%
Diverse Electronic Products  8%
EDP Peripherals              7%
Telephone/Communications     6%
Electronic Data Processing   5%
EDP Services                 4%
Other                       18%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
   (34% of Portfolio)                                      QUALCOMM's 2621% gain
                                                                 made it the the
                                                         top-performing stock in
                                                        the U.S. market in 1999.

  1.     JDS Uniphase Corp.
         Designer, developer, manufacturer, and distributor of products for the fiberoptic communications market

  2.     America Online Inc.
         Provider of online computer services

  3.     Cisco Systems, Inc.
         Manufacturer of computer network products

  4.     Microsoft Corp.
         Developer of computer software

  5.     QUALCOMM Inc.
         Developer and manufacturer of communication systems

  6.     eBay, Inc.
         Person-to-person trading community on the Internet

  7.     Applied Materials, Inc.
         Producer of reactors used to manufacture thin film

  8.     Xilinx, Inc.
         Supplier of semiconductors

  9.     Intel Corp.
         Producer of semiconductor memory circuits

 10.     Sun Microsystems, Inc.
         Manufacturer of high-performance workstations, servers and networking software





For more complete details about the Fund's investment portfolio, see page 37. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                       Principal
                                                       Amount ($)     Value ($)
-------------------------------------------------------------------------------

Scudder Technology Fund

--------------------------------------------------------------------------------
Commercial Paper 8.3%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 5.57%**, 12/1/1999
    (Cost $26,243,000) .............................   26,243,000   26,243,000


                                                          Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 91.7%
--------------------------------------------------------------------------------

 Specialty Retail 2.0%

 Amazon.com, Inc.* .................................       44,000    3,742,750
 Priceline.com, Inc.* ..............................       45,000    2,790,000
                                                                   -----------
                                                                     6,532,750
                                                                   -----------
 Medical Supply & Specialty 1.5%

 VISX Inc.* ........................................       61,000    4,731,313
                                                                   -----------
 Cellular Telephone 0.9%

 Nokia Oy "A" (ADR) ................................       20,000    2,763,750
                                                                   -----------
 Telephone/Communications 5.1%

 JDS Uniphase Corp.* ...............................       71,500   16,355,625
                                                                   -----------
 Advertising 0.7%

 DoubleClick, Inc.* ................................       14,400    2,304,900
                                                                   -----------
 EDP Services 4.2%

 Electronic Data Systems Corp. .....................       81,000    5,209,313
 Sapient Corp.* ....................................       66,000    5,115,000
 VeriSign, Inc.* ...................................       15,500    2,880,094
                                                                   -----------
                                                                    13,204,407
                                                                   -----------
 Miscellaneous Commercial Services 1.5%

 Whittman-Hart, Inc.* ..............................       78,600    4,828,988
                                                                   -----------
 Miscellaneous Consumer Services 7.7%

 Akamai Technologies, Inc.* ........................       28,000    6,636,000
 Infospace.com, Inc.* ..............................       35,000    3,559,063
 Yahoo! Inc.* ......................................       22,000    4,680,500


    The accompanying notes are an integral part of the financial statements.

                                            Shares    Value ($)
----------------------------------------------------------------

 eBay, Inc.* ...........................    58,000    9,573,625
                                                    -----------
                                                     24,449,188
                                                    -----------
 Telecommunications Equipment 3.8%

 Lucent Technologies, Inc. .............    97,000    7,087,063
 Tellabs, Inc.* ........................    75,000    4,865,625
                                                    -----------
                                                     11,952,688
                                                    -----------
 Electrical Products 1.2%

 Power Integrations, Inc.* .............    96,000    3,828,000
                                                    -----------
 Industrial Specialty 3.1%

 QUALCOMM Inc.* ........................    27,500    9,963,594

 Computer Software 21.0%

 America Online Inc.* ..................   200,000   14,537,500
 BEA Systems, Inc.* ....................    40,000    3,250,000
 Brocade Communications Systems, Inc.* .    11,000    3,189,313
 Check Point Software Technologies Ltd.*    28,000    3,965,500
 Electronic Arts Inc.* .................    16,500    1,730,438
 I2 Technologies Inc.* .................    25,000    2,125,000
 Intuit Inc.* ..........................   135,000    6,750,000
 Metasolv Software, Inc.* ..............    70,900    4,373,644
 Microsoft Corp.* ......................   135,000   12,291,321
 Oracle Systems Corp.* .................    70,000    4,746,875
 SAP AG (Sponsored ADR) ................    50,000    1,678,125
 Sycamore Networks, Inc.* ..............    25,000    5,550,000
 Vignette Corp.* .......................    12,500    2,600,000
                                                    -----------
                                                     66,787,716
                                                    -----------
 Diverse Electronic Products 7.2%

 Applied Materials, Inc.* ..............    85,000    8,282,188
 Dell Computer Corp.* ..................    65,000    2,795,000
 KLA Tencor Corp.* .....................    15,500    1,310,719
 Motorola, Inc. ........................    64,500    7,369,125
 Teradyne, Inc.* .......................    74,000    3,223,625
                                                    -----------
                                                     22,980,657
                                                    -----------
 EDP Peripherals 6.2%

 Ariba, Inc.* ..........................    20,000    3,611,250
 EMC Corp.* ............................    40,000    3,342,500
 Mercury Interactive Corp.* ............    32,000    2,660,000
 Network Appliance, Inc.* ..............    51,500    6,060,906
 VERITAS Software Corp.* ...............    45,000    4,120,313
                                                    -----------
                                                     19,794,969
                                                    -----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
---------------------------------------------------------------------------------------

 Electronic Components/Distributors 7.6%

 Broadcom Corp.* ..........................................        25,000    4,476,563
 Cisco Systems, Inc.* .....................................       154,000   13,734,875
 Juniper Networks, Inc.* ..................................        13,500    3,741,188
 Samsung Electronics Co. ..................................        11,000    2,277,334
                                                                           -----------
                                                                            24,229,960
                                                                           -----------
 Electronic Data Processing 4.4%

 Apple Computer, Inc.* ....................................        63,500    6,215,063
 Sun Microsystems, Inc.* ..................................        58,000    7,670,500
                                                                           -----------
                                                                            13,885,563
                                                                           -----------
 Office/Plant Automation 1.5%

 Cabletron Systems Inc.* ..................................       110,000    2,523,125
 Novell Inc.* .............................................       107,000    2,093,188
                                                                           -----------
                                                                             4,616,313
                                                                           -----------
 Semiconductors 12.1%

 Cree Research, Inc.* .....................................        27,000    1,542,375
 Intel Corp. ..............................................       102,500    7,860,469
 Linear Technology Corp. ..................................        30,500    2,167,406
 Micron Technology Inc.* ..................................        66,000    4,430,250
 QLogic Corp.* ............................................        37,000    4,185,625
 Taiwan Semiconductor Manufacturing Co.* ..................     1,039,900    4,875,301
 Vitesse Semiconductor Corp.* .............................       118,000    5,317,375
 Xilinx, Inc.* ............................................        89,500    8,010,250
                                                                           -----------
                                                                            38,389,051
                                                                           -----------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $174,059,762)                                    291,599,432
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $200,302,762) (a)               317,842,432
---------------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $200,524,196. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $117,318,236. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $117,855,397 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $537,161.

         During the six months ended November 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $138,763,264 and $63,789,328, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                       Scudder
                                      Financial     Scudder Health       Scudder
Assets                              Services Fund      Care Fund     Technology Fund
------------------------------------------------------------------------------------
Investments, in securities, at
   value (cost, see accompanying
   investment portfolios) .......   $ 26,930,434    $ 46,505,697    $ 317,842,432
Cash ............................           --            27,447            2,821
Foreign currency, at value ......           --               200          127,879
Receivable for investments sold .        668,927       1,094,491             --
Receivable for Fund shares sold .         54,150          28,455        1,928,497
Dividends receivable ............         16,698          31,819           13,940
Foreign taxes recoverable .......           --             6,065             --
Deferred organization expenses ..          5,847           8,408            3,048
Other assets ....................            932             225              220
                                    ------------    ------------    -------------
Total assets ....................     27,676,988      47,702,807      319,918,837

Liabilities
------------------------------------------------------------------------------------
Due to custodian bank ...........         29,212            --               --
Payable for investments purchased           --           262,538        1,932,975
Payable for Fund shares redeemed          38,158          95,937          687,490
Accrued management fee ..........          4,226          26,830          243,171
Other payables and accrued
   expenses .....................        275,033         241,141          419,504
                                    ------------    ------------    -------------
Total liabilities ...............        346,629         626,446        3,283,140
Net assets, at value                $ 27,330,359    $ 47,076,361    $ 316,635,697

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment
   income (loss) ................         21,773        (243,125)        (983,440)
Net unrealized appreciation
  (depreciation) on:
  Investment securities .........      2,788,973       8,283,298      117,539,670
  Foreign currency related
  transactions ..................           --                49            2,563
Accumulated net realized gain
   (loss) .......................       (675,249)       (984,602)      17,122,965
Paid-in capital .................     25,194,862      40,020,741      182,953,939
Net assets, at value                $ 27,330,359    $ 47,076,361    $ 316,635,697

Net Asset Value
------------------------------------------------------------------------------------

Net Asset Value, offering and
   redemption price per share             $13.61          $13.95           $32.51
   (outstanding shares of
   beneficial interest, $.01 par
   value, unlimited number of
   shares authorized) ...........      2,007,809       3,373,907        9,738,567


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                          Scudder
                                         Financial      Scudder Health      Scudder
Investment Income                      Services Fund      Care Fund     Technology Fund
--------------------------------------------------------------------------------------
Dividends .............................   $   233,929    $    157,495    $      60,185
Interest ..............................        11,330          18,269          302,203
                                          -----------    ------------    -------------
                                              245,259         175,764          362,388
Less foreign taxes withheld ...........            --          (2,717)          (8,949)
                                          -----------    ------------    -------------
Total income ..........................       245,259         173,047          353,439
                                          -----------    ------------    -------------
Expenses:
Management fee ........................       111,766         202,034          800,489
Services to shareholders ..............        80,233         170,184          389,080
Custodian and accounting fees .........        29,379          24,000           46,390
Trustees' fees and expenses ...........        23,145          17,202           24,298
Auditing ..............................         9,255          10,065           13,392
Registration fees .....................         9,470           6,559           31,067
Reports to shareholders ...............         3,934          13,496           25,796
Legal .................................         9,849           4,758            4,784
Amortization of organization
   expense ............................         1,086           1,332            2,805
Other .................................            13           7,224            2,158
                                          -----------    ------------    -------------
Total expenses, before expense
   reductions .........................       278,130         456,854        1,340,259
Expense reductions ....................       (54,644)        (40,682)          (3,389)
                                          -----------    ------------    -------------
Total expenses, after expense
   reductions .........................       223,486         416,172        1,336,870
Net investment income (loss)                   21,773        (243,125)        (983,431)

Realized and unrealized gain (loss)
on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...........................      (604,705)        118,696        7,798,057
Foreign currency related
   transactions .......................            --          (9,437)          20,188
                                          -----------    ------------    -------------
                                             (604,705)        109,259        7,818,245
                                          -----------    ------------    -------------
Net unrealized appreciation
   (depreciation) during the period on:
Investments ...........................      (662,958)      3,776,635       96,600,353
Foreign currency related
   transactions .......................            --             212            2,757
                                          -----------    ------------    -------------
                                             (662,958)      3,776,847       96,603,110
Net gain (loss) on investment
transactions                               (1,267,663)      3,886,106      104,421,355

Net increase (decrease) in net
assets resulting from operations          $(1,245,890)   $  3,642,981    $ 103,437,924


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Financial Services Fund
--------------------------------------------------------------------------------

                                                      Six Months
                                                    Ended November
                                                       30, 1999     Year Ended May
Increase (Decrease) in Net Assets                     (Unaudited)       31, 1999
---------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....................   $     21,773    $     55,020
Net realized gain (loss) ........................       (604,705)         25,899
Net unrealized appreciation (depreciation) on
   investment transactions during the period ....       (662,958)       (289,920)
                                                    ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ..............................     (1,245,890)       (209,001)
                                                    ------------    ------------
Distributions to shareholders:
From net investment income ......................             --         (80,908)
From net realized gains .........................             --        (241,895)
                                                    ------------    ------------
Fund share transactions:
Proceeds from shares sold .......................      3,656,835      13,081,109
Reinvestment of distributions ...................           --           306,306
Cost of shares redeemed .........................     (8,777,783)    (16,172,386)
Redemption fees .................................         17,182          70,321
                                                    ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions ...........................     (5,103,766)     (2,714,650)
                                                    ------------    ------------
Increase (decrease) in net assets ...............     (6,349,656)     (3,246,454)
Net assets at beginning of period ...............     33,680,015      36,926,469
Net assets at end of period (including
   undistributed net investment income of $21,773
   at November 30, 1999) ........................   $ 27,330,359    $ 33,680,015
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period .......      2,382,567       2,597,296
                                                    ------------    ------------
Shares sold .....................................        267,269         946,560
Shares issued to shareholders in reinvestment of
   distributions ................................             --          22,228
Shares redeemed .................................       (642,027)     (1,183,517)
                                                    ------------    ------------
Net increase (decrease) in Fund shares ..........       (374,758)       (214,729)
Shares outstanding at end of period .............      2,007,809       2,382,567


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Health Care Fund
--------------------------------------------------------------------------------
                                                     Six Months
                                                   Ended November
                                                      30, 1999    Year Ended May
Increase (Decrease) in Net Assets                    (Unaudited)     31, 1999
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...................   $   (243,125)   $   (407,909)
Net realized gain (loss) .......................        109,259      (1,072,161)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...      3,776,847       4,443,657
                                                   ------------    ------------
Net increase (decrease) in net assets resulting
   from operations .............................      3,642,981       2,963,587
                                                   ------------    ------------
Fund share transactions:
Proceeds from shares sold ......................      5,361,625      18,249,598
Cost of shares redeemed ........................     (9,348,033)    (14,795,571)
Redemption fees ................................         12,011          66,290
                                                   ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................     (3,974,397)      3,520,317
                                                   ------------    ------------
Increase (decrease) in net assets ..............       (331,416)      6,483,904
Net assets at beginning of period ..............     47,407,777      40,923,873
Net assets at end of period (including
   undistributed net investment loss of $243,125
   at November 30, 1999) .......................   $ 47,076,361    $ 47,407,777

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period ......      3,667,066       3,387,150
                                                   ------------    ------------
Shares sold ....................................        402,047       1,439,570
Shares redeemed ................................       (695,206)     (1,159,654)
                                                   ------------    ------------
Net increase (decrease) in Fund shares .........       (293,159)        279,916
Shares outstanding at end of period ............      3,373,907       3,667,066


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Technology Fund
--------------------------------------------------------------------------------

                                                      Six Months
                                                    Ended November
                                                       30, 1999      Year Ended May
Increase (Decrease) in Net Assets                     (Unaudited)       31, 1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...................   $    (983,431)   $    (702,801)
Net realized gain (loss) .......................       7,818,245       10,339,195
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...      96,603,110       19,936,472
                                                   -------------    -------------
Net increase (decrease) in net assets resulting
   from operations .............................     103,437,924       29,572,866
                                                   -------------    -------------
Fund share transactions:
Proceeds from shares sold ......................     120,963,038       76,951,237
Cost of shares redeemed ........................     (26,771,598)     (25,003,128)
Redemption fees ................................         163,154          162,860
                                                   -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................      94,354,594       52,110,969
                                                   -------------    -------------
Increase (decrease) in net assets ..............     197,792,518       81,683,835
Net assets at beginning of period ..............     118,843,179       37,159,344
Net assets at end of period (including
   undistributed net investment loss of $983,440
   at November 30, 1999) .......................   $ 316,635,697    $ 118,843,179
Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period ......       6,154,964        3,078,971
                                                   -------------    -------------
Shares sold ....................................       4,682,069        4,653,561
Shares redeemed ................................      (1,098,466)      (1,577,568)
                                                   -------------    -------------
Net increase (decrease) in Fund shares .........       3,583,603        3,075,993
Shares outstanding at end of period ............       9,738,567        6,154,964



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Financial Services Fund

------------------------------------------------------------------------------------
                                                           1999(b) 1999(c)  1998(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period                      $14.14   $14.22  $12.00
                                                          --------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)                               .01      .02     .02
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                              (.55)    (.01)    2.22
                                                          --------------------------
------------------------------------------------------------------------------------
  Total from investment operations                          (.54)     .01    2.24
------------------------------------------------------------------------------------
Less distribution from:
------------------------------------------------------------------------------------
  Net investment income                                       --     (.03)   (.03)
------------------------------------------------------------------------------------
  Net realized gains on investment transactions               --     (.09)      --
                                                          --------------------------
------------------------------------------------------------------------------------
  Total distributions                                         --     (.12)   (.03)
------------------------------------------------------------------------------------
  Redemption fees                                            .01      .03     .01
------------------------------------------------------------------------------------
Net asset value, end of period                            $13.61   $14.14  $14.22
                                                          --------------------------
------------------------------------------------------------------------------------
Total return (%) (e) (f)                                   (3.68)**  0.30   18.73**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        27       34      37
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             1.87*    1.83    2.59*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              1.50*    1.50    1.50*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    .15*     .15     .25*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 20.4*    23.2    25.0*
-----------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended November 30, 1999 (Unaudited).

(c)      For the year ended May 31, 1999.

(d)      For the period November 3, 1997 (commencement of operations) to May 31,
         1998.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*        Annualized

**       Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Health Care Fund

------------------------------------------------------------------------------------
                                                          1999(b)  1999(c)  1998(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.93   $12.08   $12.00
                                                         ---------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)                             (.07)    (.11)    (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                             1.09      .94      .09
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total from investment operations                         1.02      .83      .08
------------------------------------------------------------------------------------
  Redemption fees                                            --***   .02       --***
------------------------------------------------------------------------------------
Net asset value, end of period                           $13.95   $12.93   $12.08
                                                         ---------------------------
------------------------------------------------------------------------------------
Total return (%) (e) (f)                                   7.97**   7.04      .67**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       47       47       41
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            1.92*    1.95     3.68*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             1.75*    1.75     1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (1.02)*   (.88)    (.40)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                97.2*   132.8     68.3*
------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended November 30, 1999 (Unaudited).

(c)      For the year ended May 31, 1999.

(d)      For the period March 2, 1998 (commencement of operations) to May 31,
         1998.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*        Annualized

**       Not annualized

***      Amount is less than one half of $.01.

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Technology Fund

------------------------------------------------------------------------------------
                                                         1999(b)  1999(c)  1998(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period                    $19.31   $12.07   $12.00
                                                        ----------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)                            (.13)    (.17)    (.03)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                           13.31     7.37      .10
                                                        ----------------------------
------------------------------------------------------------------------------------
  Total from investment operations                       13.18     7.20      .07
------------------------------------------------------------------------------------
  Redemption fees                                          .02      .04       --***
------------------------------------------------------------------------------------
Net asset value, end of period                          $32.51   $19.31   $12.07
                                                        ----------------------------
------------------------------------------------------------------------------------
Total return (%) (f)                                     68.45**  59.90(e)   .58(e)**
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     317      119       37
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.42*    1.86     3.69*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)             1.42*    1.75     1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                (1.04)*  (1.11)    (.87)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               70.6*   134.9    136.5*
------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended November 30, 1999 (Unaudited).

(c)      For the year ended May 31, 1999.

(d)      For the period November 3, 1997 (commencement of operations) to May 31,
         1998.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*        Annualized

**       Not annualized

***      Amount is less than one half of $.01.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund (the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the NASDAQ Stock Market ("NASDAQ"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on NASDAQ but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and brokers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised. During the period, Scudder Health Care Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing a Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If a Fund writes a covered call option, that Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. It is each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required. From November 1, 1998 through May 31, 1999, Scudder Financial Services Fund incurred approximately $66,000 of net realized capital losses. As permitted by tax regulations, Scudder Financial Services Fund intends to elect to defer these loses and treat them as arising in the fiscal year ending May 31, 2000.

At May 31, 1999, the Scudder Heath Care Fund had a net tax basis capital loss carryforward of approximately $1,064,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to a Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of that Fund.

Each fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as a Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Organization Costs. Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the relevant Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of each Fund in accordance with its respective investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% for Scudder Financial Services Fund, 0.85% for Scudder Health Care Fund and 0.85% for Scudder Technology Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of each Fund's management fee until September 30, 2000 in order to maintain the annualized expenses of each of Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund at no more than 1.50%, 1.75% and 1.75%, respectively, of the average daily net assets of each Fund. For the six months ended November 30, 1999, the Adviser did not impose a portion of its management fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund, which amounted to $54,239, $40,219, and $0, respectively, and the amount imposed aggregated $57,527, $161,815, and $800,489, respectively, of which $4,226, $26,830, and $243,171 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for each Fund. For the six months ended November 30, 1999, SSC imposed its fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund aggregating $79,804, $141,156, and $337,743, respectively, of which $12,712, $44,837, and
$281,291 is unpaid at November 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the six months ended November 30, 1999, SFAC imposed its fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund, aggregating $26,873, $21,747, and $32,164, respectively, of which $13,248, $6,250, and $14,126 is unpaid at November 30, 1999.

The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999 the Trustees' fees and expenses for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund aggregated $23,145, $17,202, and $24,298, respectively.

C. Expense Off-Set Arrangements

Each Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, Scudder Financial Services Fund's, Scudder Health Care Fund's and Scudder Technology Fund's custodian and transfer agent fees were reduced by $95 and $310, $27 and $436, and $2,454 and $935, respectively.

D Lines of Credit

The Funds and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                            Peter Chin*
   o  President                                 o  Vice President

 Sheryle J. Bolton                            J. Brooks Dougherty*
   o  Trustee; Chief Executive Officer          o  Vice President
      and Director, Scientific Learning
      Corporation                             James M. Eysenbach*
                                                o  Vice President
 William T. Burgin
   o  Trustee; General Partner,               James E. Fenger*
      Bessemer Venture Partners                 o  Vice President

 Keith R. Fox                                 Philip S. Fortuna*
   o  Trustee; Private Equity Investor          o  Vice President

 William H. Luers                             Sewall Hodges*
   o  Trustee; Chairman and President of        o  Vice President
      the U.N. Association of America
                                              Ann M. McCreary*
 Kathryn L. Quirk*                              o  Vice President
   o  Trustee, Vice President and
      Assistant Secretary                     Thaddeus Paluszek*
                                                o  Vice President
 Joan E. Spero
   o  Trustee; President, Doris Duke          John Millette*
      Charitable Foundation                     o  Vice President and Secretary

 Thomas J. Devine                             John R. Hebble*
   o  Honorary Trustee; Consultant              o  Treasurer

 Wilson Nolen                                 Caroline Pearson*
   o  Honorary Trustee; Consultant              o  Assistant Secretary

 Robert G. Stone, Jr.                         *Scudder Kemper Investments, Inc.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

 Edmund R. Swanberg*
   o  Honorary Trustee

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group